EXHIBIT 10.1(y)
Amendment No. 36
to the A320 Purchase Agreement
Dated as of April 20, 1999
between
AVSA, S.A.R.L.
and
JetBlue Airways Corporation
This Amendment No. 36 (hereinafter referred to as the “Amendment”) is entered into as of June 17, 2011 between AIRBUS, S.A.S. (legal successor to AVSA, S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 118-29 Queens Boulevard, Forest Hills, New York 11375 USA (hereinafter referred to as the “Buyer”).
WITNESSETH
WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A320-200 aircraft (the “Aircraft”), including twenty-five option aircraft (the “Option Aircraft”), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5 dated as of November 7, 2000, Amendment No. 6 dated as of November 20, 2000, Amendment No. 7 dated as of January 29 2001, Amendment No. 8 dated as of May 3, 2001, Amendment No. 9 dated as of July 18, 2001, Amendment No. 10 dated as of November 16, 2001, Amendment No. 11 dated as of December 31, 2001, Amendment No. 12 dated as of April 19, 2002, Amendment No. 13 dated as of November 22, 2002, Amendment No. 14 dated as of December 18, 2002 and Amendment No. 15 dated as of February 10, 2003, Amendment No. 16 dated as of April 23, 2003, Amendment No. 17 dated as of October 1, 2003, Amendment No. 18 dated as of November 12, 2003, Amendment No. 19 dated as of June 4, 2004, Amendment No. 20 dated as of June 7, 2004, Amendment No. 21 dated as of November 19, 2004, Amendment No. 22 dated as of February 17, 2005, Amendment No. 23 dated as of March 31, 2005, Amendment No. 24 dated as of July 21, 2005, Amendment No. 25 dated as of November 23,

JetBlue — Amendment No. 32 — draft v1.0	Exhibit B

2005, Amendment No. 26 dated as of February 27, 2006, Amendment No. 27 dated as of April 25, 2006, Amendment No. 28 dated as of July 6, 2006, Amendment No. 29 dated as of December 1, 2006, Amendment No. 30 dated as of March 20, 2007, Amendment No. 31 dated as of January 28, 2008, Amendment No. 32 dated as of May 23, 2008, Amendment No. 33 dated July 1, 2009, Amendment No. 34 dated February 5, 2010 and Amendment No. 35 dated October 1, 2010 is hereinafter called the “Agreement”;
WHEREAS the Buyer wishes and the Seller agrees to reschedule the delivery of a certain number of Aircraft and cancel Option Aircraft;
NOW, THEREFORE, IT IS AGREED AS FOLLOWS
1.	DEFINITIONS

Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.
2.	AIRCRAFT DEFERRALS AND OPTION CANCELLATIONS

2.1	Firm Aircraft

The Buyer and the Seller agree to reschedule the delivery of (i) three (3) firm Aircraft with CAC Id Nos. 159922, 159954 and 159955 from calendar year 2014 to calendar year 2017 and (ii) five (5) firm Aircraft with CAC Id Nos159921, 104440, 104442, 159909 and 159910 from calendar year 2015 to calendar year 2017.

2.2	Option Aircraft

The Buyer and the Seller agree to cancel eight (8) Option Aircraft with CAC ID Nos. 159980, 159981, 159982, 159983, 180973, 180974, 180975 and 180976 from calendar years 2014 and 2015. All rights and obligations of the parties related to these eight (8) Option Aircraft are hereby extinguished, except as set forth in Paragraph 2.4.

2.3	Predelivery Payments

With respect to the firm Aircraft rescheduled pursuant to Paragraph 2.1, the Predelivery Payments already received by the Seller that would not be due if such Aircraft had originally been scheduled to be delivered on the dates set forth in this Amendment, will be [***].

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
JetBlue — Amendment No. 36

2.4	With respect to the Option Aircraft cancelled pursuant to Paragraph 2.2, the deposit paid to the Seller by the Buyer, in the amount of [***] (US dollars — [***]) per Option Aircraft for an aggregate total of [***] (US dollars — [***]) will be [***].

3.	DELIVERY SCHEDULE

The delivery schedule set forth in Clause 9.1.1 of the Agreement is hereby deleted and replaced by the following quoted provisions:

QUOTE

CACId No.	Rank No.	Aircraft	Delivery
41 199	No. 1	Pre-Amendment No. 16 Aircraft	[***]	2000
41 200	No. 2	Pre-Amendment No. 16 Aircraft	[***]	2000
41 203	No. 3	Pre-Amendment No. 16 Aircraft	[***]	2000
41 201	No. 4	Pre-Amendment No. 16 Aircraft	[***]	2000
41 202	No. 5	Pre-Amendment No. 16 Aircraft	[***]	2000
41 204	No. 6	Pre-Amendment No. 16 Aircraft	[***]	2000

41 205	No. 7	Pre-Amendment No. 16 Aircraft	[***]	2001
41 206	No. 8	Pre-Amendment No. 16 Aircraft	[***]	2001
41 210	No. 9	Pre-Amendment No. 16 Aircraft	[***]	2001
41 207	No. 10	Pre-Amendment No. 16 Aircraft	[***]	2001
41 208	No. 11	Pre-Amendment No. 16 Aircraft	[***]	2001
41 209	No. 12	Pre-Amendment No. 16 Aircraft	[***]	2001
41 228	No. 13	Pre-Amendment No. 16 Aircraft	[***]	2001

41 211	No. 14	Pre-Amendment No. 16 Aircraft	[***]	2002
41 212	No. 15	Pre-Amendment No. 16 Aircraft	[***]	2002
41 218	No. 16	Pre-Amendment No. 16 Aircraft	[***]	2002
41 224	No. 17	Pre-Amendment No. 16 Aircraft	[***]	2002
41 227	No. 18	Pre-Amendment No. 16 Aircraft	[***]	2002
41 225	No. 19	Pre-Amendment No. 16 Aircraft	[***]	2002
41 213	No. 20	Pre-Amendment No. 16 Aircraft	[***]	2002
41 214	No. 21	Pre-Amendment No. 16 Aircraft	[***]	2002
41 234	No. 22	Pre-Amendment No. 16 Aircraft	[***]	2002
41 215	No. 23	Pre-Amendment No. 16 Aircraft	[***]	2002
41 216	No. 24	Pre-Amendment No. 16 Aircraft	[***]	2002
41 217	No. 25	Pre-Amendment No. 16 Aircraft	[***]	2002
124 965	No. 26	Pre-Amendment No. 16 Aircraft	[***]	2002
41 235	No. 27	Pre-Amendment No. 16 Aircraft	[***]	2002
41 220	No. 28	Pre-Amendment No. 16 Aircraft	[***]	2002

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
JetBlue — Amendment No. 36

CACId No.	Rank No.	Aircraft	Delivery
41 219	No. 29	Pre-Amendment No. 16 Aircraft	[***]	2002

41 236	No. 30	Pre-Amendment No. 16 Aircraft	[***]	2003
104 399	No. 31	Pre-Amendment No. 16 Aircraft	[***]	2003
41 237	No. 32	Pre-Amendment No. 16 Aircraft	[***]	2003
124 966	No. 33	Pre-Amendment No. 16 Aircraft	[***]	2003
41 221	No. 34	Pre-Amendment No. 16 Aircraft	[***]	2003
41 238	No. 35	Pre-Amendment No. 16 Aircraft	[***]	2003
41 222	No. 36	Pre-Amendment No. 16 Aircraft	[***]	2003
104 400	No. 37	Pre-Amendment No. 16 Aircraft	[***]	2003
104 401	No. 38	Pre-Amendment No. 16 Aircraft	[***]	2003
41 223	No. 39	Pre-Amendment No. 16 Aircraft	[***]	2003
104 402	No. 40	Pre-Amendment No. 16 Aircraft	[***]	2003
104 443	No. 41	Pre-Amendment No. 16 Aircraft	[***]	2003
104 403	No. 42	Pre-Amendment No. 16 Aircraft	[***]	2003
124 964	No. 43	Pre-Amendment No. 16 Aircraft	[***]	2003
41 226	No. 44	Pre-Amendment No. 16 Aircraft	[***]	2003

111 579	No. 45	Pre-Amendment No. 16 Aircraft	[***]	2004
41 245	No. 46	Pre-Amendment No. 16 Aircraft	[***]	2004
41 246	No. 47	Pre-Amendment No. 16 Aircraft	[***]	2004
41 229	No. 48	Pre-Amendment No. 16 Aircraft	[***]	2004
41 247	No. 49	Pre-Amendment No. 16 Aircraft	[***]	2004
41 248	No. 50	Pre-Amendment No. 16 Aircraft	[***]	2004
104 404	No. 51	Pre-Amendment No. 16 Aircraft	[***]	2004
104 405	No. 52	Pre-Amendment No. 16 Aircraft	[***]	2004
41 230	No. 53	Pre-Amendment No. 16 Aircraft	[***]	2004
104 406	No. 54	Pre-Amendment No. 16 Aircraft	[***]	2004
124 967	No. 55	Amendment No. 16 Firm Aircraft	[***]	2004
104 415	No. 56	Pre-Amendment No. 16 Aircraft	[***]	2004
104 407	No. 57	Pre-Amendment No. 16 Aircraft	[***]	2004
104 408	No. 58	Pre-Amendment No. 16 Aircraft	[***]	2004
124 968	No. 59	Amendment No. 16 Firm Aircraft	[***]	2004

104 409	No. 60	Pre-Amendment No. 16 Aircraft	[***]	2005
41 232	No. 61	Pre-Amendment No. 16 Aircraft	[***]	2005
124 959	No. 62	Amendment No. 16 Firm Aircraft	[***]	2005
104 410	No. 63	Pre-Amendment No. 16 Aircraft	[***]	2005
104 411	No. 64	Pre-Amendment No. 16 Aircraft	[***]	2005
41 233	No. 65	Pre-Amendment No. 16 Aircraft	[***]	2005
104 412	No. 66	Pre-Amendment No. 16 Aircraft	[***]	2005
124 960	No. 67	Amendment No. 16 Firm Aircraft	[***]	2005

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
JetBlue — Amendment No. 36

CACId No.	Rank No.	Aircraft	Delivery
104 413	No. 68	Pre-Amendment No. 16 Aircraft	[***]	2005
104 418	No. 69	Pre-Amendment No. 16 Aircraft	[***]	2005
104 414	No. 70	Pre-Amendment No. 16 Aircraft	[***]	2005
124 961	No. 71	Amendment No. 16 Firm Aircraft	[***]	2005
104 416	No. 72	Pre-Amendment No. 16 Aircraft	[***]	2005
104 417	No. 73	Pre-Amendment No. 16 Aircraft	[***]	2005
124 962	No. 74	Amendment No. 16 Firm Aircraft	[***]	2005
124 963	No. 75	Amendment No. 16 Firm Aircraft	[***]	2005

159 936	No. 76	Amendment No. 20 Firm Aircraft	[***]	2006
104 419	No. 77	Pre-Amendment No. 16 Aircraft	[***]	2006
41 239	No. 78	Amendment No. 16 Firm Aircraft	[***]	2006
41 240	No. 79	Amendment No. 16 Firm Aircraft	[***]	2006
41 241	No. 80	Amendment No. 16 Firm Aircraft	[***]	2006
104 421	No. 81	Pre-Amendment No. 16 Aircraft	[***]	2006
41 242	No. 82	Amendment No. 16 Firm Aircraft	[***]	2006
41 243	No. 84	Amendment No. 16 Firm Aircraft	[***]	2006
104 422	No. 85	Pre-Amendment No. 16 Aircraft	[***]	2006
41 244	No. 86	Amendment No. 16 Firm Aircraft	[***]	2006
69 719	No. 87	Amendment No. 16 Firm Aircraft	[***]	2006
104 423	No. 88	Pre-Amendment No. 16 Aircraft	[***]	2006
69 720	No. 89	Amendment No. 16 Firm Aircraft	[***]	2006
104 420	No. 83	Pre-Amendment No. 16 Aircraft	[***]	2006
69 721	No. 90	Amendment No. 16 Firm Aircraft	[***]	2006
159 937	No. 91	Amendment No. 20 Firm Aircraft	[***]	2006

104 424	No. 92	Pre-Amendment No. 16 Aircraft	[***]	2007
104 425	No. 93	Pre-Amendment No. 16 Aircraft	[***]	2007
159 938	No. 94	Amendment No. 20 Firm Aircraft	[***]	2007
104 426	No. 95	Pre-Amendment No. 16 Aircraft	[***]	2007
104 427	No. 96	Pre-Amendment No. 16 Aircraft	[***]	2007
104 428	No. 97	Pre-Amendment No. 16 Aircraft	[***]	2007
69 722	No. 98	Amendment No. 16 Firm Aircraft	[***]	2007
69 724	No. 99	Amendment No. 16 Firm Aircraft	[***]	2007
96 459	No. 100	Amendment No. 16 Firm Aircraft	[***]	2007
104 439	No. 101	Amendment No. 16 Firm Aircraft	[***]	2007
104 441	No. 102	Amendment No. 16 Firm Aircraft	[***]	2007
41231	No. 103	Amendment No. 16 Firm Aircraft	[***]	2007

159 896	No. 104	Amendment No. 16 Firm Aircraft	[***]	2008
159 897	No. 105	Amendment No. 16 Firm Aircraft	[***]	2008
159 898	No. 106	Amendment No. 16 Firm Aircraft	[***]	2008

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
JetBlue — Amendment No. 36

CACId No.	Rank No.	Aircraft	Delivery
159 899	No. 107	Amendment No. 16 Firm Aircraft	[***]	2008
159 900	No. 108	Amendment No. 16 Firm Aircraft	[***]	2008
159 901	No. 109	Amendment No. 16 Firm Aircraft	[***]	2008
159 902	No. 110	Amendment No. 16 Firm Aircraft	[***]	2008
159 903	No. 111	Amendment No. 16 Firm Aircraft	[***]	2008
159 904	No. 112	Amendment No. 16 Firm Aircraft	[***]	2008
159 905	No. 113	Amendment No. 16 Firm Aircraft	[***]	2008
159 906	No. 114	Amendment No. 16 Firm Aircraft	[***]	2008
159 907	No. 115	Amendment No. 16 Firm Aircraft	[***]	2008

159 913	No. 116	Amendment No. 16 Firm Aircraft	[***]	2009
159 914	No. 117	Amendment No. 16 Firm Aircraft	[***]	2009
159 915	No. 118	Amendment No. 16 Firm Aircraft	[***]	2009

69 723	No. 119	Amendment No. 16 Firm Aircraft	[***]	2011
69 725	No. 120	Amendment No. 16 Firm Aircraft	[***]	2011
159 919	No. 121	Amendment No. 16 Firm Aircraft	[***]	2011
159 908	No. 122	Amendment No. 16 Firm Aircraft	[***]	2011

159 942	No. 123	Amendment No. 20 Firm Aircraft	[***]	2012
159 943	No. 124	Amendment No. 20 Firm Aircraft	[***]	2012
159 950	No. 125	Amendment No. 20 Firm Aircraft	[***]	2012
159 951	No. 126	Amendment No. 20 Firm Aircraft	[***]	2012
159 923	No. 127	Amendment No. 16 Firm Aircraft	[***]	2012
159 924	No. 128	Amendment No. 16 Firm Aircraft	[***]	2012
159 925	No. 129	Amendment No. 16 Firm Aircraft	[***]	2012

159 939	No. 130	Amendment No. 20 Firm Aircraft	Year	2013
159 960	No. 131	Amendment No. 20 Firm Aircraft	Year	2013
159 961	No. 132	Amendment No. 20 Firm Aircraft	Year	2013
159 962	No. 133	Amendment No. 20 Firm Aircraft	Year	2013
159 963	No. 134	Amendment No. 20 Firm Aircraft	Year	2013
159 964	No. 135	Amendment No. 20 Firm Aircraft	Year	2013
159 965	No. 136	Amendment No. 20 Firm Aircraft	Year	2013

159 916	No. 137	Amendment No. 16 Firm Aircraft	Year	2014
159 940	No. 138	Amendment No. 20 Firm Aircraft	Year	2014
159 941	No. 139	Amendment No. 20 Firm Aircraft	Year	2014
159 944	No. 140	Amendment No. 20 Firm Aircraft	Year	2014
159 945	No. 141	Amendment No. 20 Firm Aircraft	Year	2014
159 946	No. 142	Amendment No. 20 Firm Aircraft	Year	2014
159 947	No. 143	Amendment No. 20 Firm Aircraft	Year	2014

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
JetBlue — Amendment No. 36

CACId No.	Rank No.	Aircraft	Delivery
159 948	No. 144	Amendment No. 20 Firm Aircraft	Year	2014
159 949	No. 145	Amendment No. 20 Firm Aircraft	Year	2014

159 956	No. 146	Amendment No. 20 Firm Aircraft	Year	2015
159 957	No. 147	Amendment No. 20 Firm Aircraft	Year	2015
159 958	No. 148	Amendment No. 20 Firm Aircraft	Year	2015
159 959	No. 149	Amendment No. 20 Firm Aircraft	Year	2015
159 929	No. 150	Amendment No. 16 Firm Aircraft	Year	2015
159 930	No. 151	Amendment No. 16 Firm Aircraft	Year	2015
159 931	No. 152	Amendment No. 16 Firm Aircraft	Year	2015
159 932	No. 153	Amendment No. 16 Firm Aircraft	Year	2015
159 933	No. 154	Amendment No. 16 Firm Aircraft	Year	2015
159 920	No. 155	Amendment No. 16 Firm Aircraft	Year	2015

159 911	No. 156	Amendment No. 16 Firm Aircraft	Year	2016
159 912	No. 157	Amendment No. 16 Firm Aircraft	Year	2016
159 917	No. 158	Amendment No. 16 Firm Aircraft	Year	2016
159 918	No. 159	Amendment No. 16 Firm Aircraft	Year	2016
159 926	No. 160	Amendment No. 16 Firm Aircraft	Year	2016
159 927	No. 161	Amendment No. 16 Firm Aircraft	Year	2016
159 928	No. 162	Amendment No. 16 Firm Aircraft	Year	2016
159 952	No. 163	Amendment No. 20 Firm Aircraft	Year	2016
159 953	No. 164	Amendment No. 20 Firm Aircraft	Year	2016
159 934	No. 165	Amendment No. 16 Firm Aircraft	Year	2016

159 922	No. 166	Amendment No. 16 Firm Aircraft	Year	2017
159 954	No. 167	Amendment No. 20 Firm Aircraft	Year	2017
159 955	No. 168	Amendment No. 20 Firm Aircraft	Year	2017
159 921	No. 169	Amendment No. 16 Firm Aircraft	Year	2017
104 440	No. 170	Amendment No. 16 Firm Aircraft	Year	2017
104 442	No. 171	Amendment No. 16 Firm Aircraft	Year	2017
159 909	No. 172	Amendment No. 16 Firm Aircraft	Year	2017
159 910	No. 173	Amendment No. 16 Firm Aircraft	Year	2017
UNQUOTE
4.	EFFECT OF THE AMENDMENT
The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.
JetBlue — Amendment No. 36

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.
This Amendment will become effective upon execution thereof.
5.	CONFIDENTIALITY
This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.
6.	ASSIGNMENT
Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.
7.	COUNTERPARTS
This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.
JetBlue — Amendment No. 36

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

JETBLUE AIRWAYS CORPORATION		AIRBUS S.A.S.

By:	/s/ Dave Barger	By:	/s/ John J. Leahy

	Its: Chief Executive Officer		Its: Chief Operating Officer, Customers
JetBlue — Amendment No. 36